UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2026

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, Medina, Ohio	44256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RPM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 9, 2026, RPM International Inc. (the “Company”) will present details about its new operating improvement program, MAP 2030, at an Investor Day event in Cherry Hill, New Jersey. The Company’s MAP 2030 presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company’s MAP 2030 presentation is also available at the Company’s website (www.RPMInc.com). Furthermore, the Company’s Investor Day event will be recorded and a replay will be available at the Company’s website (www.RPMInc.com).

The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The Company’s MAP 2030 presentation includes certain data that do not directly conform to generally accepted accounting principles (“GAAP”). Tables reconciling such non-GAAP data with the most directly comparable GAAP financial measures, where available without unreasonable effort, are available as an appendix to the Company’s MAP 2030 presentation and at the Company’s website (www.RPMInc.com). The Company has not provided a reconciliation of certain projected non-GAAP financial measures, including fiscal year 2030 Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and fiscal year 2030 Adjusted EBITDA % Margin, because material terms that impact such measures are not in the Company’s control and/or cannot be reasonably predicted, and therefore a reconciliation of such measures is not available without unreasonable effort.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Day Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date November 9, 2026

/s/ Tracy D. Crandall
Tracy D. Crandall
Vice President, General Counsel, Chief Compliance Officer and Secretary